                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K


                                CURRENT REPORT
                                  Pursuant to
                            Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported):  December 10, 1996
                             ____________________

                             STAT HEALTHCARE, INC.
            (Exact name of registrant as specified in its charter)

         DELAWARE                     1-14386                   76-0496236

(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


                            12450 GREENSPOINT DRIVE
                                  SUITE 1200
                             HOUSTON, TEXAS  77060

         (Address, of principal executive offices, including zip code)


                                (713) 872-6900

              (Registrant's Telephone number including area code)
                             ____________________

ITEM 1.   CHANGE IN CONTROL OF REGISTRANT.
          -------------------------------

          On December 10, 1996, pursuant to the Agreement and Plan of Merger dated as of October 7, 1996 (the "Merger Agreement"), by and among American Medical Response, Inc. ("American"), SHI Acquisition Corp. ("Acquisition"), a wholly owned subsidiary of American and STAT Healthcare, Inc. (the "Registrant"), American acquired the Registrant by merger of Acquisition with and into the Registrant (the "Merger"). The purchase price paid by American under the Merger Agreement consisted of approximately $120 million in American's common stock, based on the closing price on the New York Stock Exchange of $29.25 per share on December 10, 1996. The amount and nature of the purchase price was determined by arms-length negotiation among the parties. David C. Colby, who is a director and the Chief Financial Officer of American, was also a director of the Registrant prior to the Merger. Pursuant to the terms of the Merger, Russell D. Schneider, who was the Chief Executive officer and a director of the Registrant prior to the Merger, has become a director of American. The shares of capital stock of STAT will be pledged to secure American's $200 million line of credit.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
          ------------------------------------------------------------------

     (C)  EXHIBITS.


Exhibit Number                Title
--------------                -----

     2.1 Agreement and Plan of Merger dated as of October 7, 1996 (the "Merger Agreement"), by and among American Medical Response, Inc. ("American"), SHI Acquisition Corp., and STAT Healthcare, Inc. (the "Registrant"), including a list of schedules and exhibits to the Merger Agreement. The Registrant agrees to furnish supplementally to the Commission, upon request, copies of any omitted schedules or exhibits to the Merger Agreement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    STAT HEALTHCARE, INC.

                                    By /s/ William George
                                       -----------------------------
                                       William George
                                       Secretary



Date:  December 23, 1996

                                 EXHIBIT INDEX


Exhibit Number                   Description
--------------                   -----------

     2.1 Agreement and Plan of Merger dated as of October 7, 1996 (the "Merger Agreement"), by and among American Medical Response, Inc. ("American"), SHI Acquisition Corp. and STAT Healthcare, Inc. (the "Registrant"), including a list of schedules and exhibits to the Merger Agreement.